Exhibit 1.1

MONSANTO FINANCE CANADA CO.

DEBT SECURITIES

GUARANTEED BY MONSANTO COMPANY

UNDERWRITING AGREEMENT

__________, 2005

To the Representatives of the
        several Underwriters named in the
        respective Pricing Agreements
        hereinafter described.

Ladies and Gentlemen:

        From time to time Monsanto Finance Canada Co., a Nova Scotia unlimited liability company (the “Company”) and Monsanto Company, a Delaware corporation (the “Guarantor”), propose to enter into one or more Pricing Agreements (each, a “Pricing Agreement”), substantially in the form of Schedule I attached hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, the Company proposes to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”). The Securities and Designated Securities will be unconditionally and absolutely guaranteed as to payment of principal, premium, if any, Additional Amounts (as defined in the Indenture), if any, and interest (the “Guarantee”).

        The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture, to be dated as of July 15, 2005, among the Company, the Guarantor and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”).

        1.     Pricing Agreements. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the Registration Statement, as defined below) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of electronic communications or other transmission method satisfactory to the Company, the Guarantor and the Representatives. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

        2.     Representations and Warranties of the Company and the Guarantor. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                (a)    A registration statement in respect of the Securities (No. 333-125193, which also constitutes [Post-Effective Amendment No. 1] to the Company’s and the Guarantor’s prior registration statement No. 333-88542) has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding Forms T-1, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, being herein collectively called the “Registration Statement”; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to an amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                 (b)    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                (c)    The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus and any Rule 462(b) Registration Statement will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1933, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                (d)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock of the Company or the Guarantor (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus) or long-term debt of the Guarantor and its subsidiaries, including the Company, considered as a whole or any material adverse change, or any development known to the Company or the Guarantor involving a prospective material adverse change, in or affecting the financial position, shareowners’ equity or results of operations of the Guarantor and its subsidiaries, including the Company, considered as a whole, otherwise than as set forth or contemplated in the Prospectus (including the documents incorporated therein);

                (e)    The Guarantor has been duly incorporated and is validly existing as a corporation in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership and leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the financial condition, shareowners’ equity or results of operations of the Guarantor and its consolidated subsidiaries taken as a whole (a “Material Adverse Effect”). Each subsidiary of the Guarantor set forth on Exhibit 21 to the Guarantor’s most recent Annual Report on Form 10-K and the Company (each, a “Principal Subsidiary” and collectively, the “Principal Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own its properties and to conduct its business and has been duly qualified as a foreign corporation for the transaction of business and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership and leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or other ownership interests of each Principal Subsidiary of the Guarantor has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) is owned by the Guarantor directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except for such security interests, mortgages, pledges, liens, encumbrances, claims or equities that are immaterial to the Guarantor and its subsidiaries taken as a whole;

                (f)    The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable;

                (g)    The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and the Guarantor and duly qualified under the Trust Indenture Act and at each Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will have been duly executed and delivered by the Company and the Guarantor and will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and this Agreement and the Pricing Agreement relating to the Designated Securities have been duly authorized, executed and delivered by the Company and the Guarantor;

                (h)    The Guarantee has been duly and validly authorized by the Guarantor and, when duly endorsed by the Guarantor on the Designated Securities which are issued, executed and delivered by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture against payment therefor as provided in this Agreement and the Pricing Agreement relating to the Designated Securities, such Guarantee will have been duly executed and delivered and will constitute a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights; and the Guarantee, when endorsed on the Designated Securities by the Guarantor, will conform in all material respects to the description thereof contained in the Final Memorandum.

                (i)    The issue and sale of the Securities, the Designated Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or the Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, other than such as would not reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company and the Guarantor to comply with the Securities, the Indenture, the Agreement or any Pricing Agreement; nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company and the Guarantor nor will any such action result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Guarantor or any of its subsidiaries, including the Company, or any of its properties other than such as would not reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company and the Guarantor to comply with the Securities, the Indenture, this Agreement or any Pricing Agreement (except to the extent that the issue and sale of the Securities as contemplated by this Agreement and the distribution of the Securities by the Underwriters may result in violations of state securities or Blue Sky laws); and except as set forth in the Registration Statement or the Prospectus, no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body having jurisdiction over the Company or the Guarantor is required for the issue and sale of the Securities or the consummation by the Company and the Guarantor of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities as contemplated by this Agreement and any Pricing Agreement and the distribution of the Securities by the Underwriters;

                (j)    There are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries, including the Company, is a party or of which any property of the Guarantor or any of its subsidiaries, including the Company, is the subject, other than as set forth in the Prospectus and other than those which individually or in the aggregate will not have a Material Adverse Effect; and, to the best of the Company’s or the Guarantor’s knowledge, no such proceedings are contemplated by governmental authorities; and

                (k)    Deloitte & Touche LLP, who have audited certain financial statements of the Guarantor and its subsidiaries, including the Company, are, to the best of the Company’s knowledge, independent registered public accountants as to the Guarantor and its subsidiaries, including the Company, as required by the Act and the rules and regulations of the Commission thereunder.

                (l)    The audited financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Guarantor and its subsidiaries and its results of operations and consolidated cash flows, as of the dates and for the periods indicated, and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as otherwise stated therein; the unaudited consolidated financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position of the Guarantor and its subsidiaries, including the Company, as of the dates and for the periods indicated and its results of operations and consolidated cash flows, subject to any year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein and have been prepared on a basis substantially consistent with that of the audited financial statements referred to above except as otherwise stated therein; any selected financial and statistical data included in the Registration Statement and Prospectus present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited and unaudited financial statements for the Guarantor and its subsidiaries, including the Company, except as otherwise stated therein. In addition, any pro forma financial statements of the Guarantor and its subsidiaries, including the Company, and the related notes thereto included in Registration Statement and the Prospectus present fairly the information shown therein, comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

                (m)    Neither the Company nor the Guarantor is aware of any valid and enforceable patent and proprietary rights (as defined herein) that are presently employed by the Guarantor or its Principal Subsidiaries, including the Company, in connection with the business now operated by them and that are not licensed to the Guarantor or its Principal Subsidiaries, including the Company, where the lack of such license would reasonably be expected to have a Material Adverse Effect. The Company and the Guarantor do not believe that any patent and proprietary right that it owns is invalid or unenforceable, where such invalidity or unenforceability would result in a Material Adverse Effect. For purposes of this section, “patent and proprietary rights” shall mean patents, copyrights, know-how, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, trademarks, service marks and trade names; and

                (n)    Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (A) neither the Guarantor nor any of its Principal Subsidiaries, including the Company, is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), and (B) neither the Guarantor nor any of its Principal Subsidiaries, including the Company, fails to possess any permit, authorization or approval required under any applicable Environmental Laws or to be in compliance with their requirements.

                (o)    Except as disclosed in the Prospectus, under current laws and regulations of Canada and any political subdivision thereof, all interest payable on the Designated Securities may be paid by the Company to the holders thereof in United States dollars and freely transferred out of Canada and all such payments made to holders thereof or therein who are non-residents of Canada will not be subject to income, withholding or other taxes under laws and regulations of Canada or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Canada or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Canada or any political subdivision or taxing authority thereof or therein.

                (p)    The Company and the Guarantor are not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus they will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

        3.     Offering of Designated Securities. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

        4.     Purchase of Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in the Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company and the Guarantor to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor, which payment, unless otherwise specified in the Pricing Agreement, shall be made by wire transfer of immediately available funds to the account specified by the Company by written notice to the Representatives delivered at least forty-eight hours in advance, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

        5.     Agreements of the Company and the Guarantor. The Company and the Guarantor agree, jointly and severally, with each of the Underwriters of any Designated Securities:

                (a)    To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company and the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice hereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                (b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided, that, in connection therewith the Company and the Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation for doing business in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of the Pricing Agreement relating to such Securities shall be at the expense of the Representatives for such Securities;

                (c)    No later than the time agreed to by the Representatives following the date of the applicable Pricing Agreement, and from time to time thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of the Pricing Agreement relating to the Securities in connection with the offering or sale of such Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request and subject to subsection (a) of this Section 5 to file such document and to prepare and furnish without charge to each Underwriter and to each other broker- dealer participating with them in the distribution of such Securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and if the Representatives or any such other broker-dealer is required to deliver a prospectus in connection with sales of any of such Securities at any time nine months or more after the date of the Pricing Agreement relating to such Securities, upon the request of the Representatives but at the expense of the Underwriters or such other brokers, as the case may be, to prepare and deliver to the Representatives or such other broker-dealer as many copies as the Representatives may request of an amended Prospectus or supplement to the Prospectus complying with Section 10 (a) (3) of the Act;

                (d)    To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries, including the Company, (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                (e)    During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives or (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

                (f)    If the Company and the Guarantor elect to rely upon Rule 462(b) with respect to the Designated Securities, the Company and the Guarantor shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement relating to the Designated Securities, and the Company and the Guarantor shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

        6.     Expenses of the Offering. The Company and the Guarantor covenant and agree, jointly and severally, with the several Underwriters that the Company and Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Guarantor’s counsel and accountants in connection with the registration of the Securities under the Act, and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and any other broker-dealers participating in the distribution of the Securities; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) any fees charged by securities rating services for rating the Securities; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any Trustee and any agent of the Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7.     Conditions to the Obligations of the Underwriters. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company and the Guarantor shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a)    The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Guarantor have elected to rely upon Rule 462(b) under the Act with respect to the Designated Securities, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

                (b)    Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                (c)    The Company and the Guarantor shall have furnished to the Representatives the opinion of the General Counsel of the Guarantor and/or other counsel for the Company and the Guarantor satisfactory to the Representatives, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

        (i)    The Guarantor and each of its Principal Subsidiaries have been duly incorporated and each is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in the Prospectus as amended or supplemented, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect);

(ii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Guarantor;

        (iii)    To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries, including the Company, is a party or of which any property of the Guarantor or any of its subsidiaries, including the Company, is the subject, other than as set forth in the Prospectus and other than those which individually or in the aggregate will not have a Material Adverse Effect; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities;

        (iv)    The Designated Securities, assuming the due authorization, execution and delivery thereof by the Company and authentication thereof by the Trustee in accordance with the provisions of the Indenture, when delivered to and paid for by the Representatives pursuant to the Pricing Agreement, will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Guarantor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other relating to or affecting the enforcement of creditors’ rights; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

        (v)    The Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming the due authorization, execution and delivery thereof by the Company, constitutes a valid and legally binding instrument of the Company and the Guarantor enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other relating to or affecting the enforcement of creditors’ rights; the Indenture has been duly qualified under the Trust Indenture Act;

        (vi)    The Guarantee has been duly authorized by the Guarantor and, when duly endorsed by the Guarantor on the Designated Securities which are issued and delivered by the Company against payment as provided in this Agreement and the Pricing Agreement and authenticated by the Trustee under the Indenture, will constitute a valid and legally binding obligation of the Guarantor entitled to the benefits provided by the Indenture, except as the same may be limited by bankruptcy, insolvency, reorganization or other relating to or affecting the enforcement of creditors’ rights;

        (vii)    The issue and sale of the Designated Securities and the compliance by the Company and Guarantor with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute or result in a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries, including the Company, pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument, to which the Guarantor or any of its subsidiaries, including the Company, is a party or by which the Guarantor or any of its subsidiaries, including the Company, is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries, including the Company, is subject other than such as would not reasonably be expected to have a Material Adverse Effect or affect the validity of the Designated Securities or the legal authority of the Guarantor or any of its subsidiaries, including the Company, to comply with the Designated Securities, the Indenture, this Agreement or the Pricing Agreement; nor will such actions result in a violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company or the Guarantor; nor will any such action result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Guarantor or any of its subsidiaries, including the Company, or any of their properties other than such as would not reasonably be expected to have a Material Adverse Effect or affect the validity of the Designated Securities or the legal authority of the Company or the Guarantor to comply with the Designated Securities, the Guarantee, the Indenture, this Agreement or the Pricing Agreement (except to the extent that the issue and sale of the Designated Securities as contemplated by this Agreement and the Pricing Agreement and the distribution of the Designated Securities by the Underwriters may result in violations of state securities or Blue Sky laws); and except as set forth in the Registration Statement or the Prospectus, no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company or the Guarantor is required for the issue and sale of the Designated Securities or the consummation by the Company and the Guarantor of the other transactions contemplated by this Agreement or the Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

        (viii)    The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

        (ix)    The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company and the Guarantor prior to the Time of Delivery for the Designated Securities (other than the financial statements and other financial data contained or incorporated by reference therein or omitted therein as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and the information included in the Registration Statement in response to Item 10 (insofar as it relates to such counsel) of Form S-3 is to the best of such counsel’s knowledge an accurate statement of the matter therein set forth and fairly presents the information called for with respect to that matter by the Act and the rules and regulations thereunder; and

        (x)    The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

        Such counsel may also state that such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, other than those mentioned in the last clause of subparagraph (viii) above, but such counsel shall confirm that such counsel has, however, participated in reviews and discussions in connection with the preparation of the Registration Statements, the Prospectus and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company and the Guarantor prior to the Time of Delivery, and that in the course of such reviews and discussions no facts came to such counsel’s attention which led such counsel to believe (A) that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto, at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company’s Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Pricing Agreement (and apart from any written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented or any omission therefrom), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any belief as to the financial statements and supporting schedules and other financial data included in the Registration Statement and the Prospectus or omitted therefrom or as to the Trustee’s Statement of Eligibility on Form T-1 and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated as reference to the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

        In rendering the foregoing opinion, such counsel may rely upon opinions of local counsel (which may include counsel for the Representatives) satisfactory in form and scope to counsel for the Representatives.

                (d)    Special Canadian counsel to the Company satisfactory to the Representatives, shall have furnished to the Representatives such counsel’s written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

        (i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in the Prospectus as amended or supplemented, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect);

(ii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

        (iii)    The Designated Securities have been duly authorized by the Company and, assuming that they have been duly signed by the manual or facsimile signatures of officers of the Company (provided that counsel shall not make the assumption with respect to Designated Securities that are global securities) executed, issued and delivered by the Company;

        (iv)    under applicable laws, as currently administered, no approval, authorization, consent or order of any government or governmental or administrative agency or body is or would be required under the laws of Nova Scotia and the federal laws of Canada applicable therein in order to permit the Company to fulfill its obligations in respect of the Designated Securities, including, without limiting the foregoing, acquisition and transfer outside of Canada by the Company of the amounts in U.S. dollars required to make any payment under the Notes;

(v) The Indenture has been duly authorized, executed and delivered by the Company;

        (vi)    No consent, approval, authorization or order of any Canadian court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such approvals (specified in such opinion) as have been obtained;

        (vii)    The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not result in a violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company; nor will any such action result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in Canada having jurisdiction over the Company or any of its properties other than such as would not reasonably be expected to have a Material Adverse Effect or affect the validity of the Designated Securities or the legal authority of the Company to comply with the Designated Securities, the Guarantee, the Indenture, this Agreement or the Pricing Agreement; and except as set forth in the Registration Statement or the Prospectus, no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the Canada having jurisdiction over the Company is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the Indenture or the Guarantee, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state (of the United States) securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

        (viii)    the Company and its obligations under this Agreement, the Indenture and the Notes are subject to commercial law and to suit in Canada and neither the Company nor any of its properties, assets or revenues has any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any court, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of judgment, in Canada, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Indenture and the Notes;

        (ix)    under the laws of Nova Scotia and the federal laws of Canada applicable therein, the Company has the power to submit, and pursuant to this Agreement, the Indenture and the Notes, insofar as Nova Scotia and the federal laws of Canada applicable therein are relevant thereto, has validly and irrevocably submitted to the jurisdiction of the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, The City of New York, and is subject to the jurisdiction of the courts of Nova Scotia, Canada for the purposes of any suit, action or proceeding against the Company with respect to this Agreement, the Indenture and the Notes;

        (x)    the choice by the parties to this Agreement and by the Company with respect to the Indenture and the Notes of the laws of the State of New York as governing law, would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by a court of competent jurisdiction in the Province of Nova Scotia, except that (i) in any such proceeding, such court (a) will apply the laws of Nova Scotia to matters which would be characterized as procedural under the laws of Nova Scotia, (b) will apply provisions of Nova Scotia law that have overriding effect, (c) will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed, (ii) such court has discretion to decline to hear an action if (a) if is contrary to public policy, (b) it is not the proper forum to hear such an action, or (c) another action is properly pending before, or a decision has been rendered by, a foreign authority relating to the same cause of action, and (iii) such court will not apply (a) those laws of the State of New York which it characterizes as being of a revenue, expropriatory, penal or public law nature or (b) those laws of the State of New York the application of which would be inconsistent with “public policy,” as such term is applied by the courts in the Province of Nova Scotia. To such counsel’s knowledge, there is no reason why the application in Canada of New York law with respect to this Agreement, the Notes and the Indenture would be inconsistent with public policy, as such term is applied by the courts of the Province of Nova Scotia;

        (xi)    any final and conclusive in personam judgment of a court of the State of New York or of the United States in respect of any suit, action or proceeding against the Company based upon this Agreement, the Indenture or the Notes or any agreement or instrument entered into in connection therewith would be declared enforceable against the Company by the courts in the Province of Nova Scotia without reexamination or relitigation of the matters adjudicated upon, provided that:

(A) the court rendering such judgment had jurisdiction over the judgment debtor under the conflicts of laws rules of the Province of Nova Scotia;

    (B)    such judgment was not obtained by fraud or in a manner contrary to “natural justice” and the enforcement thereof would not be inconsistent with “public policy,” as such terms are applied by the courts in the Province of Nova Scotia;

(C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory, penal or public laws;

(D) an action to enforce a foreign judgment generally must be commenced within the relevant limitation period under applicable laws in force at the time the action is brought;

    (E)    such judgment was not obtained contrary to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

(F) no new admissible evidence is discovered and presented before the Nova Scotia court reaches its judgment;

(G) a sum of money will be converted by a Nova Scotia court into Canadian currency in accordance with the Courts of Justice (Nova Scotia); and

(H) such judgment has not been satisfied and is not void or voidable under New York law.

Such counsel has no reason to believe that the enforcement in the Province of Nova Scotia of such a judgment in respect of this Agreement, the Indenture or the Notes or any agreement or instrument entered into in connection therewith would be contrary to natural justice or inconsistent with public policy, as such term is applied by the courts of the Province of Nova Scotia;

        (xii)    it is not necessary under the laws of Nova Scotia or the federal laws of Canada applicable therein in order to enable any holder of Notes to enforce rights under the Notes that it should, as a result solely of its holding of the Notes, be licensed, qualified or otherwise entitled to carry on business in Canada or the Province of Nova Scotia;

        (xiii)    this Agreement, the Indenture and the Notes are in proper legal form under the laws of Nova Scotia and the federal laws of Canada applicable therein for the enforcement thereof against the Company in the Province of Nova Scotia;

        (xiv)    it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement, the Indenture or the Notes in Canada or the Province of Nova Scotia that any of them be filed or recorded or enrolled with any court of authority in, or that any stamp, registration or similar taxes be paid to the courts or authorities of, Canada or the Province of Nova Scotia; and

        (xv)    the statements in the Prospectus under the caption “Certain Canadian Federal Income Tax Considerations,” insofar as such statements constitute summaries of matters of Canadian federal law or regulations, are true and correct in all material respects, subject to the limitations and qualifications referred to therein.

                (d)    At the Time of Delivery, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type referred to in AICPA Statement on Auditing Standards No. 72 (or any successor standard thereto).

                (e)    Since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, there shall not have been any material change in the capital stock (other than changes in treasury stock within limits, or pursuant to employee plans, disclosed or incorporated by reference in the Prospectus prior to the date of the Pricing Agreement relating to the Designated Securities) or long-term debt of the Guarantor or any of its subsidiaries, including the Company, or any material change, or any development involving a prospective material change, in or affecting the financial position, shareowners’ equity or results of operations of the Guarantor and its subsidiaries, including the Company, considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented in connection with the Designated Securities.

                (f)    On or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Company’s or Guarantor’s debt securities by Standard & Poor’s Corporation or Moody’s Investors Service, Inc.

                (g)    On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following events, the effect of which on the financial markets in each case, in the judgment of the Representatives, is such as to make it impracticable or inadvisable for the Underwriters to proceed with the offering or delivery of the Designated Securities: (i) trading in the Guarantor’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on the New York Stock Exchange; (ii) a banking moratorium shall have been declared either by federal or New York State authorities; (iii) there shall have occurred any outbreak or escalation of hostilities involving the United States, or declaration by the United States of a national emergency or war; or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.

                (h)    The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy in all material respects of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery and as to the performance by the Company and the Guarantor in all material respects of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and the Company and the Guarantor also shall have furnished to the Representatives a certificate of officers of the Company and the Guarantor satisfactory to the Representatives as to the matters set forth in subsection (a) of this Section.

                (i)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses.

        8.     Indemnification.

                (a)    The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse (within a reasonable time after the same is incurred, and subject to a right to audit) each such indemnified person for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, action or claim; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the

Prospectus as amended or supplemented relating to such Securities; provided, further, that if any Preliminary Prospectus, any preliminary prospectus supplement relating to the Designated Securities, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Designated Securities contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus, preliminary prospectus supplement relating to the Designated Securities, the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Designated Securities or any amendment or supplement thereto relating to the Designated Securities, the Company and the Guarantor shall not be liable to any Underwriter under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a revised Preliminary Prospectus (excluding documents incorporated by reference), preliminary prospectus supplement relating to the Designated Securities (excluding documents incorporated by reference), the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other amended prospectus relating to the Designated Securities (excluding documents incorporated by reference) or any amendment or supplement thereto relating to the Designated Securities (excluding documents incorporated by reference), as the case may be, containing a correction of such alleged misstatement or omission, if the Company or the Guarantor have made available copies thereof to such Underwriter prior to the confirmation of such sale; and provided, further, that the Company and the Guarantor shall not be liable to any Underwriter under this subsection (a) to the extent that any such loss, claim, damage or liability of such Underwriter results from the use by such Underwriter of the Prospectus as amended or supplemented (excluding documents incorporated by reference) or the Prospectus as amended or supplemented as it may be further amended or supplemented (excluding documents incorporated by reference), as the case may be (i) otherwise than in connection with an offer or sale of the Designated Securities or (ii) at any time nine months or more after the time of issue of the Prospectus as amended or supplemented unless the Company or the Guarantor have prior to such use amended or supplemented the Prospectus as amended or supplemented to comply with Section 10(a)(3) of the Act if required pursuant to Section 5(c) hereof and such Underwriter uses the Prospectus as amended or supplemented as so further amended or supplemented.

        Each Underwriter acknowledges that the indemnity agreement in this subsection (a) does not extend to any liability which such Underwriter might have under Section 5(b) of the Act by reason of the fact that such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Designated Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), as the case may be, if the Company or the Guarantor have made available copies thereof to such Underwriter.

        For purposes of this subsection (a) the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Designated Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), shall not be deemed to have been made available to an Underwriter until (x) such Underwriter has received the same or (y) such time after the receipt thereof by the Representatives as would permit the Representatives with reasonable diligence to deliver the same to such Underwriter.

                (b)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party that includes a statement as to an admission of fault, culpability or failure to act or any agreement or obligation (other than the requirement to make a monetary payment) by or on behalf of any indemnified party.

                (c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 12 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof as provided above, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                (d)    If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein or is insufficient to hold harmless an indemnified party against any of such losses, claims, damages or liabilities (or actions in respect thereto), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omission which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                (e)    The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company and the Guarantor within the meaning of the Act.

        9.     (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriters the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                (b)    If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                (c)    If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters made by the Representatives or the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10.     The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

        11.     If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

        12.     In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement. All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be delivered or sent by mail, electronic or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the

Guarantor shall be delivered or sent by mail, electronic or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13.     This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and the Guarantor and each person who controls the Company, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14.     Time shall be of the essence of each Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

        15.     This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16.     (a) The Company irrevocably consents, agrees and submits to the jurisdiction of the courts of the United States of America located in the City of New York City in the State of New York, or if such court refuses to take jurisdiction, any state court located in the State of New York. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and may be enforced in the courts of Canada or any other court to the jurisdiction of which the Company is subject, by a suit upon judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law.

                (b)    The Company hereby irrevocably designates, appoints, and empowers [APPOINTED AGENT], with offices currently at [ADDRESS], as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company in any such United States federal or state court with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Guarantee or any Securities and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Company agrees to designate a new designee, appointee and agent in the City of New York on the terms and for the purposes of this Section 16 reasonably satisfactory to each of the Representatives. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against the Company by serving a copy thereof upon the relevant agent for service of process referred to in this Section 16 (whether the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company at its address specified in or designated pursuant to this Agreement, with a copy (similarly mailed) to [LIST APPOINTED AGENT] at [ ]. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Securities, the Underwriters and the other persons to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law.

                (c)    The Company will, until the earlier of (i) the date three years from the date hereof and (ii) the date on which any litigation arising out of this Agreement or the transactions contemplated hereby and which is pending at the date referred to in (i) above has been settled or is the subject of a final non-appealable judgment, have an authorized agent in the State of New York upon whom process may be serviced in any suit, action or proceeding arising out of or relating to this Agreement.

                (d)    The provisions of this Section 16 shall survive any termination of this Agreement, in whole or in part.

        17.     This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

Very truly yours,

MONSANTO FINANCE CANADA CO.

By:
Name:
Title:

MONSANTO COMPANY

By:
Name:
Title:

21